As filed with the Securities and Exchange Commission on July 24, 2018

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2018

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6523	56-0906609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina 28255

(Address of principal executive offices)

(704) 386-5681

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 3.03.	Material Modification to Rights of Security Holders.

On July 24, 2018, Bank of America Corporation (the “Corporation”) issued 34,160 shares of Series HH Preferred Stock (as defined in Item 5.03 below).

Under the terms of the Series HH Preferred Stock, the ability of the Corporation to declare or pay dividends on, declare or make distributions with respect to, or repurchase, redeem or otherwise acquire for consideration, shares of its common stock or any preferred stock ranking on a parity with or junior to the Series HH Preferred Stock, will be subject to certain restrictions in the event that the Corporation fails to declare and pay full dividends (or declare and set aside a sum sufficient for payment thereof) on its Series HH Preferred Stock. The restrictions are set forth in the Certificate of Designations described in Item 5.03 below.

ITEM 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 24, 2018, the Corporation filed a Certificate of Designations (the “Certificate of Designations”) with the Secretary of State of the State of Delaware for the purpose of amending its Amended and Restated Certificate of Incorporation to fix the designations, preferences, limitations and relative rights of its 5.875% Non-Cumulative Preferred Stock, Series HH, $0.01 par value per share (the “Series HH Preferred Stock”). The Series HH Preferred Stock has a liquidation preference of $25,000 per share. The Certificate of Designations is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

ITEM 8.01.	Other Events.

On July 24, 2018, the Corporation closed the sale of 34,160,000 Depositary Shares (the “Depositary Shares”), each representing a 1/1,000th interest in a share of the Series HH Preferred Stock. The terms of the offering of the Depositary Shares are described in the Corporation’s Prospectus dated June 29, 2018, constituting a part of the Registration Statement on Form S-3 (Registration No. 333-224523), as supplemented by a Prospectus Supplement dated July 17, 2018. Additional exhibits are filed herewith in connection with the offering, issuance and sale of the Depositary Shares.

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated July 17, 2018 with respect to the offering of Depositary Shares, each representing a 1/1,000th interest in a share of Series HH Preferred Stock

3.1	Certificate of Designations for the Series HH Preferred Stock, incorporated by reference to Exhibit 3.1 of the Corporation’s Registration Statement on Form 8-A, filed on July 24, 2018

4.1	Deposit Agreement related to the Depositary Shares, dated July 23, 2018, among the Corporation, Computershare Inc., Computershare Trust Company, N.A. and the Holders from time to time of the Depositary Receipts, incorporated by reference to Exhibit 4.1 of the Corporation’s Registration Statement on Form 8-A, filed on July 24, 2018

4.2	Form of Depositary Receipt for the Depositary Shares (included in Exhibit 4.1)

5.1	Opinion of McGuireWoods LLP, regarding legality of the Series HH Preferred Stock and the Depositary Shares

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ ROSS E. JEFFRIES, JR.
Ross E. Jeffries, Jr.
Deputy General Counsel and Corporate Secretary

Dated: July 24, 2018